UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 11, 2004

                                 MILACRON INC.
 ---------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                      1-8475                    31-1062125
--------------------      ------------------------     ---------------------
 (State or other          (Commission File Number)         (IRS Employer
 jurisdiction of                                        Identification No.)
 incorporation)


2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio           45206
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    (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 11, 2004, Milacron Inc. (the "Company") issued a press release announcing that its board of directors has convened a special meeting to consider proposals to refinance its upcoming $115 million outstanding senior notes due March 15, 2004, $54 million in revolving credit facility indebtedness also maturing March 15, 2004, and $30 million of receivable financing terminating on March 12, 2004. A copy of the Company's press release is filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

Exhibit  No.       Description
---------------    ---------------------------------------------------------
99.1               Press release issued by Milacron Inc. on March 11, 2004.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Milacron Inc.

Date:   March 11, 2004                By: /s/ Ronald D. Brown
                                          ------------------------------
                                          Ronald D. Brown
                                          Chairman, President and
                                          Chief Executive Officer


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                                 EXHIBIT INDEX

Exhibit  No.       Description
---------------    ---------------------------------------------------------
99.1               Press release issued by Milacron Inc. on March 11, 2004.